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                         SUPPLEMENT DATED MARCH 3, 2000
                                       TO
               PROSPECTUS DATED NOVEMBER 1, 1999, AS SUPPLEMENTED

                             THE LEGENDS FUND, INC.

     On March 3, 2000 (the "Effective Date"), ARM Financial Group Inc. ("ARM") completed the sale of its insurance subsidiaries to The Western and Southern Life Insurance Company. ARM is also the parent company of Integrity Capital Advisors, Inc. (the "Current Manager"), the investment manager to The Legends Fund, Inc. (the "Fund"). The Current Manager ceased operations as an investment adviser as of the Effective Date.

     As of the Effective Date, Touchstone Advisors, Inc. (the "New Manager") has commenced serving as investment manager to the Fund pursuant to an interim management agreement with the Fund. Each of the Sub-Advisers for the four portfolios of the Fund is continuing to serve in such capacity pursuant to interim sub-advisory agreements with the New Manager. Each of these interim agreements will remain in effect for a period up to 150 days and requires all advisory and sub-advisory fees to be escrowed pending shareholder approval of a new management agreement with the New Manager and new sub-advisory agreements between the New Manager and each Sub-Adviser (collectively, the "New Advisory Agreements").

     The Fund intends to hold a special meeting of the shareholders on or about April 4, 2000, for the purpose of voting on the New Advisory Agreements and certain other matters. Contract holders as of February 24, 2000 will receive a proxy statement and voting instructions card.

     Touchstone Securities Corporation (the "New Distributor") has become the distributor of the Fund as of the Effective Date. The address of the New Manager and the New Distributor is 311 Pike Street, Cincinnati, Ohio 45202.